UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2013

INSMED
INCORPORATED

(Exact name of registrant as specified in its charter)

Virginia	0-30739	54-1972729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 Deer Park Drive, Suite C, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 997-4600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of June 3, 2013 (the “Termination Date”), Andrea Holtzman Drucker, the Senior Vice President, General Counsel and Corporate Secretary of Insmed Incorporated (the “Company”), will cease to be employed by the Company.

In connection with the cessation of her employment, the Company entered into a letter agreement with Ms. Drucker on May 28, 2013 (the “Letter Agreement”).  Pursuant to the Letter Agreement, Ms. Drucker will serve as a consultant to the Company for a period of three months following the Termination Date and will be entitled to a consulting fee of $26,798 per month.  Further, pursuant to the Letter Agreement: (i) Ms. Drucker will receive $26,798 and $112,552, each payable in a lump sum within 30 days and 60 days, respectively, of the Termination Date, (ii) Ms. Drucker will receive $56,276, payable in a lump sum at the same time that senior-level executives of the Company receive their annual incentive compensation awards, and in no event later than March 15, 2014, (iii) Ms. Drucker will receive $321,578, payable over 12 months in substantially equal periodic installments in accordance with the Company’s normal payroll schedule, commencing within 30 days following the Termination Date, (iv) otherwise unvested equity awards held by Ms. Drucker became vested, (v) all stock options held by Ms. Drucker will remain outstanding for ninety days following the Termination Date, (vi) Ms. Drucker and her eligible dependents will receive subsidized COBRA coverage for 18 months following the Termination Date, and (vii) Ms. Drucker will receive up to $15,000 for outplacement or other transition costs, including legal services.  The Letter Agreement also includes a customary release by Ms. Drucker of claims against the Company and its affiliates and a mutual commitment by the parties not to disparage each other.

The foregoing descriptions of the Letter Agreement are qualified in their entireties by reference to the full text of the agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement between Insmed Incorporated and Andrea Holtzman Drucker, dated May 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2013

INSMED INCORPORATED

	By:	/s/ Andrew T. Drechsler
	Name:	Andrew T. Drechsler
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Letter Agreement between Insmed Incorporated and Andrea Holtzman Drucker, dated May 28, 2013.